UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2011
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12390 El Camino Real, Suite 150, San Diego, CA	92130

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 552-0866
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On April 8, 2011, ADVENTRX Pharmaceuticals, Inc. (the “Company”) completed its acquisition of SynthRx, Inc. (“SynthRx”) pursuant to the terms of the Agreement and Plan of Merger, dated February 12, 2011, by and among the Company, SRX Acquisition Corporation, a wholly owned subsidiary of the Company, SynthRx and, solely with respect to Sections 2 and 8 of the agreement, an individual who was a principal stockholder of SynthRx, and SynthRx became a wholly owned subsidiary of the Company. The Company’s acquisition of SynthRx and related matters were reported in the Company’s Current Report on Form 8-K filed on April 11, 2011 (the “Original Current Report”). The Company is filing this Amendment No. 1 to the Original Current Report as permitted by Item 9.01(a)(4) and (b)(2) of Form 8-K to provide the financial statements of SynthRx and the pro forma financial information required by Item 9.01(a)(1) and (b)(1) of Form 8-K. Except as described above, all information in and exhibits to the Original Current Report remain unchanged.
Important Information
In connection with its 2011 annual meeting of stockholders, which is scheduled for June 15, 2011, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) that includes a proposal requesting stockholder approval for the issuance of shares of the Company’s common stock to the former stockholders of SynthRx in lieu of cash payments upon achievement of performance milestones pursuant to the terms of the Company’s merger agreement with SynthRx (the “Stockholder Proposal”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE STOCKHOLDER PROPOSAL. The definitive proxy statement, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Company with the SEC are available free of charge through the website maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 1-800-SEC-0330. Free copies of these documents may also be obtained from the Company’s website at www.adventrx.com or by writing to: ADVENTRX Pharmaceuticals, Inc., 12390 El Camino Real, Suite 150, San Diego, California 92130, Attn: Corporate Secretary. The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the Stockholder Proposal. Information regarding the Company’s directors and executive officers and other potential participants is included in the definitive proxy statement and the other relevant documents filed with the SEC.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The following audited financial statements of SynthRx and the report of independent public accountants thereon are attached as Exhibit 99.2 to this report and are incorporated herein by reference:
•
Audited balance sheets of SynthRx, Inc. (a development stage enterprise) as of December 31, 2010 and 2009 and the related audited statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from inception (January 12, 2004) through December 31, 2010, and the notes related thereto

(b) Pro Forma Financial Information
The following unaudited pro forma financial information is attached as Exhibit 99.3 to this report and is incorporated herein by reference:
•
Unaudited pro forma condensed combined balance sheet as of December 31, 2010 and the related unaudited pro forma condensed combined statement of operations for the year then ended, and the notes related thereto

(d) Exhibits.
The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Dated: June 3, 2011	By:	/s/ Patrick L. Keran
		Name:	Patrick L. Keran
		Title:	President and Chief Operating Officer

Exhibit Index

Exhibit
No.		Description

2.1	*(1)	Agreement and Plan of Merger, dated February 12, 2011, by and among the registrant, SRX Acquisition Corporation, SynthRx, Inc. and, solely with respect to Sections 2 and 8, the Stockholders’ Agent

10.1	*(1)
Stockholders’ Voting and Transfer Restriction Agreement, dated February 12, 2011, by and among the registrant, each of the principal stockholders of SynthRx, Inc. and, solely with respect to Section 3(c), the Stockholders’ Agent

10.2	*(1)
License Agreement, dated June 8, 2004, between SynthRx, Inc. and CytRx Corporation, as amended by that certain Letter Agreement Re: Amendment to License Agreement, dated August 3, 2006, and that certain Agreement and Amendment No. 2 to License Agreement, dated December 1, 2010

23.1		Consent of J.H. Cohn LLP

99.1	(1)	Press Release issued by ADVENTRX Pharmaceuticals, Inc. on April 11, 2011

99.2
Audited balance sheets of SynthRx, Inc. (a development stage enterprise) as of December 31, 2010 and 2009 and the related audited statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from inception (January 12, 2004) through December 31, 2010, and the notes related thereto

99.3
Unaudited pro forma condensed combined balance sheet as of December 31, 2010 and the related unaudited pro forma condensed combined statement of operations for the year then ended, and the notes related thereto

*
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Application has been made to the Securities and Exchange Commission seeking confidential treatment of such confidential portions under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This exhibit has been filed separately with the Securities and Exchange Commission without redactions in connection with registrant’s confidential treatment request.

(1)	Filed with the registrant’s Current Report on Form 8-K on April 11, 2011 (SEC file number 001-32157-11752769)